SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ________________

                                 July 15,  1996
                Date of Report (Date of Earliest Event Reported)

                        NORTH FORK BANCORPORATION, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                0-1280                36-315468
         (State or Other        (Commission File       (I.R.S. Employer
           Jurisdiction              Number)          Identification No.)
        of Incorporation)

                             275 Broad Hollow Road
                              Melville, New York
                    (Address of Principal Executive Offices)

                                     11747
                                   (Zip Code)

                                 516) 298-5000
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                   (Former Name or Former Address, if Changed
                               Since Last Report)



     ITEM 5.   OTHER EVENTS

               On July 15, 1996, North Fork Bancorporation, Inc., a Delaware corporation (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger, dated as of July 15, 1996 (the "Merger Agreement"), with North Side Savings Bank, a New York-chartered stock form savings bank ("North Side"), pursuant to which a New York-chartered savings bank to be formed as a wholly owned subsidiary of the Registrant will merge with and into North Side (the "Merger"), with North Side thereafter becoming a direct, wholly owned subsidiary of the Registrant.
     The Merger Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of North Side (subject to certain exceptions) will be converted into the right to receive 1.556 newly-issued shares of the Registrant's common stock. Consummation of the Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Merger Agreement and the Merger by stockholders of both the Registrant and North Side and (ii) the receipt of certain regulatory approvals. In connection with the Merger, the Registrant entered into a Stock Option Agreement, dated as of July 15, 1996, with North Side, pursuant to which North Side granted the Registrant an irrevocable option (the "Option") to purchase up to 961,965 shares (subject to adjustment as set forth therein) of North Side common stock at a purchase price of $34.75 per share. The Option will become exercisable upon the occurrence of certain events, none of which have occurred as of July 15, 1996.

               The press release issued by the Registrant with respect to the announcement of the transactions described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety. Also attached hereto as Exhibit
     99.2 and incorporated herein by reference are certain projections to be made by the Registrant in connection with a presentation to be given by the Registrant to investment analysts on July 16, 1996.

               The press release and the portions of the analyst presentation incorporated herein by reference contain certain forward looking statements with respect to the financial condition, results of operations and business of the Registrant following the consummation of the Merger, including statements relating to: (a) the cost savings and revenue enhancements that will be realized from the Merger and (b) projected 1997 earnings per share. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
     (1) expected cost savings or revenue enhancements from the Merger cannot be fully realized; (2) deposit attrition, customer loss or revenue loss following the Merger is greater than expected; (3) competitive pressure in the banking and financial services industry increases significantly; (4) changes in the interest rate environment reduce margins; and (5) general economic conditions, either nationally or in New York, are less favorable than expected.


     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

     (a)       Financial Statements of the Business Acquired.

               Not applicable.

     (b)       Pro Forma Financial Information.

               Not applicable.

     (c)       Exhibits.

                    99.1      Press Release, dated July 15, 1996

                    99.2      Portions of Analyst Presentation



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTH FORK
                                           BANCORPORATION, INC.

                                        By: /s/ Daniel M. Healy
                                           ____________________________
                                       Name:       Daniel M. Healy
                                       Title:      Executive Vice President
                                                   and Chief Financial Officer

     Date: July 15, 1996